Exhibit 32.2

Certification of Chief Financial Officer

Certification Pursuant to

18 U.S.C. Section 1350,

as added by

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Pulaski Financial Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Paul J. Milano, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as added by § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 13, 2012	/s/ Paul J. Milano
Name: Paul J. Milano
Title: Chief Financial Officer